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EXHIBIT 10.1 to FORM 10-Q

                               FIRST AMENDMENT TO
                      CREDIT AGREEMENT (364-Day Facility)

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (364-Day Facility) (this "First Amendment") is dated as of April 22, 1996 and is entered into by and among Anthony Industries, Inc., a Delaware corporation (the "Company"), the financial institutions listed on the signature pages hereto (the "Banks"), and Bank of America National Trust and Savings Association, as the agent for the Banks (the "Agent") and amends that certain Credit Agreement dated as of April 27, 1995 among the Company, the Banks and the Agent (the "Agreement").

                                    RECITAL

     The Company has requested the Banks and the Agent to extend the Termination Date, and the Banks and the Agent are willing to do so on the terms and conditions set forth herein

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows.

     1.   Terms. All terms used herein shall have the same meanings as in the
          ------
Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

     1.   Amendments to Agreement.
          -----------------------

       2.1 The definition of "Termination Date" in Section 1.1 of The Agreement is amended by deleting "April 25, 1996" and inserting "May 30,1996" in lieu thereof.

     3.  Representations and Warranties.  The Company represents and warrants to
         ------------------------------
Banks and Agent that, on and as f the date hereof, and after giving effect this First Amendment:

       3.1   Authorization. The execution, delivery and performance of this
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First Amendment have been duly authorized by all necessary corporate action by the Company ad this First Amendment has been duly executed and delivered by the Company.

       3.2   Binding Obligation.  This First Amendment is the legal, valid and
             ------------------
binding obligation of Company, enforceable against the Company in accordance with its terms.

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       3.3  No Legal Obstacle to Amendment. The execution, delivery and
            ------------------------------
performance of this First Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Company, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval r authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this First Amendment, or the transactions contemplated hereby.

       3.4  Incorporation of Certain Representations.   The representations and
            ----------------------------------------
warranties of the Company set forth in Section 7 of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of he date hereof, except as to such representations made as of an earlier specified date.

       3.5  Default.  No Default or Event of Default under the Agreement has
            -------
occurred and is continuing.

     4.   Conditions, Effectiveness. The effectiveness of this First Amendment
          -------------------------
shall be subject to the compliance by the Company with its agreements herein contained and to the delivery of the following to the Agent in form and substance satisfactory to the Agent:

       4.1  Corporate Resolutions.  A copy of a resolution or resolutions passed
            ---------------------
by the executive committee of the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the effective date of this First Amendment, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this First Amendment and any note or other instrument or agreement required hereunder.

       4.2  Authorized Signatories.  A certificate, signed by the Secretary or
            ----------------------
an Assistant Secretary of the Company dated the date of this First Amendment, as to the incumbency f the person or persons authorized to execute and delivery this First Amendment and any instrument or agreement required hereunder on behalf of the Company.

       4.3  Other Evidence. Such other evidence with respect to the Company or
            --------------
any other person as the Agent or any Bank may reasonably request in connection with this First Amendment and the compliance with the conditions set forth herein.

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     5.  Miscellaneous.
         -------------

       5.1.  Effectiveness of Agreement. Except as hereby expressly amended, the
             --------------------------
Agreement and each other Loan Document shall each remain in full force ad effect, and are hereby ratified an confirmed in all respects on and as of the date hereof.

       5.2  Waivers.  This First Amendment is specific in time and in intent and
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does not constitute, nor should it be construed as, a waiver of any other right power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constitute a waiver of any other default of the same or of any other term or provision.

       5.3  Counterparts.  This First Amendment may be executed in any number of
            ------------
counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall not become effective until the Company the Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

       5.4  Jurisdiction.  This First Amendment shall be governed by and
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construed under the laws of the State of California.


     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

                                ANTHONY INDUSTRIES, INC.


                                By
                                  ----------------------------
                                Title
                                     -------------------------

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                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION

                                By
                                  ---------------------------
                                    Vice President

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION, as a Bank
                                and Issuing Bank

                                By
                                  --------------------------
                                    Yvonne Dennis
                                    Vice President

                                CITICORP USA, INC.

                                By
                                  --------------------------
                                Title
                                     -----------------------

                                NATIONSBANK OF TEXAS, N.A.

                                By
                                  --------------------------
                                Title
                                     -----------------------

                                SEATTLE FIRST NATIONAL BANK

                                By
                                  --------------------------
                                Title
                                     -----------------------

                                WACHOVIA BANK

                                By
                                  --------------------------
                                Title
                                     -----------------------

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